Exhibit 10.3

TELESIS BIO INC.

AMENDMENT NO. 1 TO AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

This Amendment No. 1 to the Amended and Restated Investors’ Rights Agreement (this “Amendment”) is made and entered into as of May 31, 2023, by and among Telesis Bio Inc., a Delaware corporation (the “Company”), and the undersigned. This Amendment amends the Amended and Restated Investors’ Rights Agreement, dated as of December 19, 2019 (the “Investors’ Rights Agreement”). Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Investors’ Rights Agreement.

RECITALS

WHEREAS, Section 6.6 of the Investors’ Rights Agreement provides that the Investors’ Rights Agreement may only be amended, waived, discharged, or terminated by a written instrument referencing the Investors’ Rights Agreement and signed by (i) the Company, and (ii) the Investors (as defined in the Investors’ Rights Agreement) holding a majority of the Registrable Securities (as defined in the Investors’ Rights Agreement) then outstanding and held by the Investors (voting as a single separate class and on an as-converted basis) (the “Requisite Investors”, and together with the Company, the “Requisite Parties”).

WHEREAS, in connection with the offer, sale and issuance shares of redeemable convertible preferred stock of the Company and warrants to purchase common stock of the Company pursuant to that certain the Redeemable Convertible Preferred Stock and Warrant Purchase Agreement (the “Purchase Agreement”) by and between the Company and the purchasers identified on Schedule I to the Purchase Agreement, the Company and the undersigned, who together constitute the Requisite Parties, desire to amend the Investors’ Rights Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, who constitute the Requisite Parties, agree to amend the Investors’ Rights Agreement as follows:

AGREEMENT

1. Amendment to Investors’ Rights Agreement. Section 2.13 of the Investors’ Rights Agreement is hereby amended and restated in its entirety as follows:

“2.13 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.1 or Section 2.2 shall terminate upon the earliest to occur of:

(a) the closing of a Deemed Liquidation Event (as such term is defined in the Certificate of Incorporation);

(b) such time after consummation of the IPO as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration;

(c) the fifth (5th) anniversary of the date of the IPO.

provided, that, the rights to so request under Section 2.1 and Section 2.2 shall not terminate with respect to any Registrable Securities held by a Holder that is a party to the Registration Rights Agreement dated June 2, 2023 among the Company and the parties thereto (the “2023 RRA”) while any of such Holder’s securities subject to the 2023 RRA remain Registrable Securities under the 2023 RRA, and in that case such rights shall only terminate ten (10) days following advance notice of such termination by the Company to such Holder.”

2. Miscellaneous.

(a) Continuing Effect. Except as specifically amended hereby, all of the terms of the Investors’ Rights Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects. On and after the date hereof, each reference in the Investors’ Rights Agreement to “this Agreement”, the “Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Investors’ Rights Agreement in any other agreements, documents, or instruments executed or delivered pursuant to, or in connection with, the Investors’ Rights Agreement, will mean and be a reference to the Investors’ Rights Agreement as amended by this Amendment.

(b) Governing Law. This Amendment shall be governed in all respects by the internal laws of Delaware as applied to agreements entered into among Delaware residents to be performed entirely within Delaware, without regard to principles of conflicts of law.

(c) Severability. If any provision of this Amendment shall be determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(d) Entire Agreement. This Amendment and the Investors’ Rights Agreement constitute the full and entire agreement between the parties with regard to the subject matter hereof.

(e) Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Amended and Restated Investors’ Rights Agreement of the date first written above.

TELESIS BIO INC.
a Delaware corporation

By:	/s/ Todd R. Nelson
Name:	Todd R. Nelson
Title:	Chief Executive Officer

Telesis Bio Inc. – Amendment No. 1 to the Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Amended and Restated Investors’ Rights Agreement of the date first written above.

INVESTOR

NORTHPOND VENTURES, LP
By: Northpond Ventures GP, LLC, its general partner

By:	/s/ Patrick Smerkers
Name:	Patrick Smerkers
Title:	CFO, Partner

[Signature Page to Amendment No. 1 to the Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Amended and Restated Investors’ Rights Agreement of the date first written above.

INVESTOR

BROADOAK FUND IV, LLC

By:	/s/ William Snider
Name:	William Snider
Title:	Manager

[Signature Page to Amendment No. 1 to the Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Amended and Restated Investors’ Rights Agreement of the date first written above.

INVESTOR

GATTACA MINING LLC

By:	/s/ Todd R. Nelson
Name:	Todd R. Nelson
Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to the Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Amended and Restated Investors’ Rights Agreement of the date first written above.

INVESTOR

TODD R. NELSON

/s/ Todd R. Nelson

[Signature Page to Amendment No. 1 to the Amended and Restated Investors’ Rights Agreement]